UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

VCA Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16783	95-4097995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12401 West Olympic Boulevard

Los Angeles, California 90064

(Address of principal

executive offices) (Zip Code)

Registrant’s telephone number, including area code: 310-571-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Post-Retirement Medical Benefits

On January 31, 2017, VCA Inc., a Delaware corporation (the “Company”), entered into amendments to the post-retirement medical benefits coverage agreements (each a “Medical Benefits Agreement” and collectively, the “Medical Benefits Agreements”) with the following named executive officers of the Company: Robert L. Antin, Arthur J. Antin, Neil Tauber and Tomas W. Fuller.

The amendments to the Medical Benefits Agreements extend the expiration of medical benefits coverage for each named executive officer and his family to the later of (i) his death, (ii) the death of his spouse (including a registered domestic partner) or (iii) the end of the month in which each of his children has had a 30th birthday. The amendments also provide that, for a period of seven years following termination of the named executive officer’s employment with the Company, the named executive officer will continue to be eligible for pet care benefits (currently in the form of an employee discount) on the same terms as provided from time to time by the Company to its executive officers.

The foregoing description of the amendments to Medical Benefits Agreements does not purport to be complete and is qualified in its entirety by reference to the amendments to the Medical Benefits Agreements, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Robert L. Antin.

10.2	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Arthur J. Antin.

10.3	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Neil Tauber.

10.4	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Tomas W. Fuller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCA INC.

By:	/s/ Tomas W. Fuller
Name:	Tomas W. Fuller
Title:	Chief Financial Officer, Vice President, and Secretary

Date: February 6, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Robert L. Antin.

10.2	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Arthur J. Antin.

10.3	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Neil Tauber.

10.4	Amendment No. 1 to Post-Retirement Medical Benefits Coverage Agreement, dated as of January 31, 2017, by and between VCA Inc. and Tomas W. Fuller.